                                                                                execution copy

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT,  dated October 1, 2005, between DLJ Mortgage
Capital,  Inc., a Delaware corporation  ("Assignor"),  and Credit Suisse First Boston Mortgage
Securities Corp., a Delaware corporation ("Assignee"):

        For and in  consideration  of the  sum of TEN  DOLLARS  ($10.00)  and  other  valuable consideration  the  receipt  and  sufficiency  of which  hereby are  acknowledged,  and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.      The Assignor hereby grants,  transfers and assigns to Assignee all of the right, title and interest of Assignor,  as  Purchaser,  in, to and under (a) those certain  Mortgage  Loans listed on Exhibit A  attached hereto (the "Mortgage  Loans") and (b) those certain  agreements listed on Exhibit B attached hereto (the "Agreements") with respect to the Mortgage Loans.

        The Assignor  specifically  reserves and does not assign to the Assignee hereunder any and all right,  title and interest in, to and under and all  obligations  of the Assignor with respect to any mortgage loans subject to the  Agreements  which are not the Mortgage Loans set forth on Exhibit A  attached  hereto and are not the subject of this Assignment and Assumption
Agreement.

2.      The Assignor warrants and represents to, and covenants with, the Assignee that:

(a)     The  Assignor  is the  lawful  owner of the  Mortgage  Loans  with  the full  right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

(b)     The  Assignor  has not  received  notice or,  and has no  knowledge  of, any  offsets, counterclaims or other defenses with respect to the Agreements or the Mortgage Loans;

(c)     The Assignor has not waived or agreed to any waiver under,  or agreed to any amendment or other  modification of, the Agreements or the Mortgage Loans,  including without limitation the  transfer  of  the  servicing  obligations  under  the  Agreements.  The  Assignor  has no knowledge  of, and has not  received  notice  of, any  waivers  under or  amendments  or other modifications  of, or  assignments  of rights or  obligations  under or  defaults  under,  the
Agreements, or the Mortgage Loans; and

(d)     Neither  the  Assignor  nor  anyone  acting on its behalf  has  offered,  transferred, pledged,  sold or  otherwise  disposed of the  Mortgage  Loans,  any  interest in the Mortgage
Loans or any other  similar  security to, or solicited  any offer to buy or accept a transfer, pledge or other  disposition of the Mortgage Loans,  any interest in the Mortgage Loans or any other  similar  security  from,  or otherwise  approached  or  negotiated  with respect to the
Mortgage  Loans,  any interest in the Mortgage  Loans or any other similar  security with, any person in any manner,  or made by general  solicitation by means of general  advertising or in any other  manner,  or taken any other action which would  constitute  a  distribution  of the
Mortgage  Loans under the  Securities  Act of 1933 (the "1933 Act") or which would  render the disposition  of the  Mortgage  Loans a  violation  of  Section  5 of the 1933  Act or  require registration pursuant thereto.

3.      The Assignee warrants and represents to, and covenants with, the Assignor that:

(a)     The Assignee is a corporation  duly organized,  validly  existing and in good standing under the laws of the  jurisdiction  of its  incorporation,  and has all  requisite  corporate power and authority to acquire, own and purchase the Mortgage Loans;

(b)     The Assignee has full  corporate  power and authority to execute,  deliver and perform under this Assignment and Assumption  Agreement,  and to consummate the transactions set forth herein.  The  execution,  delivery  and  performance  of the Assignee of this  Assignment  and
Assumption  Agreement,  and the  consummation by it of the transactions  contemplated  hereby,
have  been  duly  authorized  by  all  necessary  corporate  action  of  the  Assignee.   This
Assignment and  Assumption  Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee  enforceable  against the
Assignee in accordance with its respective terms;

(c)     To the  best  of  Assignee's  knowledge,  no  material  consent,  approval,  order  or authorization  of, or declaration,  filing or registration  with, any  governmental  entity is required to be obtained or made by the Assignee in  connection  with the  execution,  delivery or  performance  by  the  Assignee  of  this  Assignment  and  Assumption  Agreement,  or  the consummation by it of the transactions contemplated hereby;

(d)     The Assignee  agrees to be bound,  as  Purchaser,  by all of the terms,  covenants and conditions of the Agreements and the Mortgage Loans,  and from and after the date hereof,  the
Assignee  assumes  for the  benefit  of the  Assignor  all of the  Assignor's  obligations  as
Purchaser thereunder, with respect to the Mortgage Loans;

(e)     The Assignee  understands  that the Mortgage Loans have not been registered  under the
1933 Act or the securities laws of any state;

(f)     The purchase  price being paid by the Assignee for the Mortgage  Loans is in excess of
$250,000 and will be paid by cash  remittance  of the full  purchase  price within  sixty (60)
days of the sale;

(g)     The Assignee is acquiring the Mortgage  Loans for  investment for its own account only and not for any other person;

(h)     The Assignee  considers  itself a substantial,  sophisticated  institutional  investor having such  knowledge  and  financial  and business  matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

(i)     The Assignee has been  furnished  with all  information  regarding the Mortgage  Loans that it has requested from the Assignor;

(j)     Neither  the  Assignee  nor  anyone  acting on its behalf  has  offered,  transferred, pledged,  sold or otherwise  disposed of the Mortgage Loans, an interest in the Mortgage Loans or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Mortgage  Loans,  any interest in the Mortgage Loans or any other similar  security  from, or otherwise  approached  or negotiated  with respect to the Mortgage
Loans,  any interest in the Mortgage  Loans or any other similar  security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other  action  which would  constitute  a  distribution  of the Mortgage
Loans  under the 1933 Act or which  would  render  the  disposition  of the  Mortgage  Loans a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act,  nor has it  authorized  or will it  authorize  any person to act,  in such  manner  with respect to the Mortgage Loans; and

(k)     Either:  (1) the Assignee is not an employee  benefit plan ("Plan") within the meaning of section 3(3) of the Employee  Retirement  Income Security Act of 1974, as amended ("ERISA")
or a plan (also  "Plan")  within the meaning of Section  4975(e)(1)  of the  Internal  Revenue
Code of 1986, as amended ("Code"),  and the Assignee is not directly or indirectly  purchasing the Mortgage  Loans on behalf of,  investment  manager of, as named  fiduciary  of, as Trustee of, or with assets of, a Plan; or (2) the  Assignee's  purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or Section 4975 of the Code.

                             [SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS  WHEREOF,  the parties have caused this  Assignment  and  Assumption  to be executed by their duly authorized officers as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.,                       CREDIT SUISSE FIRST BOSTON MORTGAGE
as Assignor                                       SECURITIES CORP.,
                                                  as Assignee

By:                                               By:
         Name:                                             Name:
         Title:                                            Title:

Taxpayer Identification Number: 13-3460798        Taxpayer Identification Number: 13-3320910

                                             A-1
                                          EXHIBIT A

                                    Mortgage Loan Schedule

               [Attached as Schedule I to the Pooling and Servicing Agreement]

                                              B-1
                                          EXHIBIT B

                                      List of Agreements

                      [On file with Orrick, Herrington & Sutcliffe LLP]